                                                                        Security
                                                                           Funds

                                                              ANNUAL REPORT

                                                              September 30, 2000

                                                              * SECURITY CAPITAL
                                                               PRESERVATION FUND



                                                         [Security Benefit Logo]
                                                     Security Distributors, Inc.
                                                        A Member of The Security
                                                      Benefit Group of Companies

        PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
        November 15, 2000

SECURITY
FUNDS

TO OUR SHAREHOLDERS:
We are pleased to include Security Capital Preservation Fund as an investment option in our mutual fund family. Security Management Company, LLC is among the first to offer this type of fund, which employs a stable value strategy having the objective of seeking a high level of current income while seeking to maintain a stable value per share.(1) The Security Capital Preservation Fund in the year ended September 30, 2000 achieved this dual objective handily, proving itself to be an attractive investment vehicle for use in tax-sheltered retirement plans. Its attractiveness is reflected in the rapid growth of assets in the Fund, exceeding $200 million in assets at the close of the fiscal year.

Mutual funds employing a stable value strategy have presented a level of risk somewhere between money market funds and short-term bond funds.(1) We believe that as the retirement planning market shifts its focus from asset accumulation to wealth management, funds employing a stable value strategy such as Security Capital Preservation Fund will be a valuable option for use in providing financial solutions for consumers' retirement decisions.

Portfolio Manager Eric Kirsch provides a performance review in his letter accompanying this report. We appreciate the opportunity to help your achieve your investment goals with this and our other funds, and we welcome your questions and comments at any time.

Sincerely,

James R. Schmank, President
Security Management Company, LLC

(1)The Security Capital Preservation Fund is not a money market fund and there can be no assurance that it will be able to maintain a stable share price.

-------------------------------------------------------------------------------

        MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
        November 15, 2000

SECURITY
FUNDS

TO OUR SHAREHOLDERS:
For the fiscal year ended September 30, 2000, Security Capital Preservation Fund returned +6.65%.(1) This compares favorably to its benchmark index, the Lehman Brothers One to Three Year Government/Credit Index return of +5.99%.

Security Capital Preservation Fund seeks to deliver returns above those of money market funds while maintaining a constant share price.(2) The Fund is offered to tax sheltered annuity custodial accounts, traditional Individual Retirement Accounts (IRAs), Roth IRAs, education IRAs, simplified employee pension IRAs, savings incentive match plans for employees (SIMPLE IRAs), Keogh plans, and other qualified retirement plans.


PERFORMANCE IN THE FIXED INCOME MARKETS

The dominant market technicals in the first half of 2000 shifted during the third quarter of the calendar year as the Federal Reserve Bank's policy-making Open Market Committee (FOMC) appeared to have engineered a comfortable "soft landing" for the U.S. economy. Benign inflation, coupled with lackluster performance for the equity market, paved the way for the FOMC to end its cycle of interest rate increases. This backdrop created a suitable environment for investors to re-enter the fixed income markets. The supply of Treasury bonds shrank as the U.S. Treasury Department continued its buyback program which began in mid-March. Since its beginning, $22.25 billion of outstanding Treasury securities have been repurchased by the Treasury, keeping the department on schedule to meet its previously announced $30 billion target of securities repurchased during the calendar year 2000.

Over the twelve-month period ended September 30, 2000, the yield on the two-year Treasury note declined by 37 basis points to 5.97%, five year notes dropped 9 basis points to 5.84%, and ten-year notes fell 8 basis points to 5.80%. At the same time the thirty-year Treasury bond yield fell from 6.05% to 5.88%. On a calendar basis Treasury securities are on track to have their best yearly return since 1995. Over the same period commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) outperformed other fixed income sectors in the Lehman Brothers U.S. Aggregate Bond Index, with annual returns of 7.80% and 7.42%, respectively. Still, the same market factors, combined with the ongoing "flight to quality" that favored U.S. Treasury securities, caused the corporate and asset-backed sectors to comparatively underperform. Higher quality corporate bonds significantly outperformed lower quality credits as investors sought the safety of better quality.


PORTFOLIO INVESTMENT REVIEW

As of the end of the fiscal year the portfolio's allocation of fixed income securities was intentionally weighted toward the corporate and mortgage sectors, which have historically offered higher yields than U.S. government securities. The allocations to these sectors were 43% in corporate bonds, 40% in mortgage-backed and asset-backed securities, 14% in cash equivalents and 3% in U.S. Government Agency Securities.(3)


PORTFOLIO MANAGERS' OUTLOOK

As the new fiscal year begins, the U.S. economy is showing signs of coming into better balance, with consumer demand moderating and productivity rising. We believe the Federal Open Market Committee is most likely finished with its cycle of interest rate increases as economic data now point to a slowing in the U.S. economy. At present, a favorable "soft landing" psychology is overtaking the U.S. fixed income markets.





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                                        2

        MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
        November 15, 2000

SECURITY
FUNDS


Indeed, we feel more confident now that the economy will be able to achieve a relatively smooth adjustment to a more sustainable growth path by 2001. Still, recent developments could easily prove ephemeral, and we continue to expect that some additional increases in interest rates will yet be needed to correct the economy's lingering imbalances. Thus, we remain cautious about the outlook for the U.S. fixed income markets, particularly in the light of the constructive supply/demand picture for U.S. bonds.

Sincerely,


Eric M. Kirsch
Portfolio Manager
Bankers Trust Company

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

(2)The Security Capital Preservation Fund is not a money market fund and there can be no assurance that it will be able to maintain a stable share price.

(3)The information about the allocation of investments among various sectors pertains to the BT PreservationPlus Income Portfolio, the underlying investment of the Security Capital Preservation Fund.





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                                        3

        MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
        NOVEMBER 15, 2000

SECURITY
FUNDS


---------------------------------------------PERFORMANCE------------------------

Security Capital Preservation Fund vs.
Lehman 1-3 yr. Government/Credit Index


                              [PERFORMANCE GRAPH]

 End           Security Capital                 Lehman 1-3 yr.
 Date          Preservation Fund             Government/Credit Index
 5/31/99            9,686.05                      9,992.00
 6/30/99            9,723.90                     10,021.98
 7/31/99            9,771.29                     10,051.04
 8/31/99            9,818.83                     10,077.17
 9/30/99            9,868.70                     10,144.69
10/31/99            9,919.64                     10,175.12
11/30/99            9,970.25                     10,197.51
12/31/99           10,022.63                     10,207.71
 1/31/00           10,074.66                     10,207.71
 2/29/00           10,124.86                     10,278.14
 3/31/00           10,182.00                     10,336.72
 4/30/00           10,237.45                     10,356.36
 5/31/00           10,295.02                     10,393.65
 6/30/00           10,353.81                     10,507.98
 7/31/00           10,407.90                     10,579.43
 8/31/00           10,466.51                     10,663.01
 9/30/00           10,524.91                     10,750.45


This chart assumes a $10,000 investment in Class A shares of Security Capital Preservation Fund on 5/3/1999 and assumes deduction of the maximum front-end sales charge of 3.5% but does not reflect deduction of the 2% redemption fee that may apply in some circumstances. As of 9/30/2000, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $10,524. In comparison, the same $10,000 investment would have grown to $10,750 based on the Lehman 1-3 yr. Government/Credit Index.

The Lehman 1-3 year Government/Credit Index is an unmanaged total return index consisting of U.S. Government agency securities, U.S. Government Treasury securities and investment grade corporate debt securities with maturities of one to three years.

                                   Average Annual Returns
                                  As of September 30, 2000

                                  1 year   Since Inception
                                  ------   ---------------

   A Shares                       6.65%    6.31% (5-3-99)

   A Shares with sales charge     2.94%    3.68% (5-3-99)

   B Shares                       6.12%    5.78% (5-3-99)

   B Shares with CDSC             1.12%    3.00% (5-3-99)

   C Shares                       6.39%    6.04% (5-3-99)

   C Shares with CDSC             5.39%    6.04% (5-3-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 3.50% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.



                             See accompanying notes.
--------------------------------------------------------------------------------
                                        4

        SECURITY CAPITAL PRESERVATION FUND
        STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

ASSETS
  Investments in PreservationPlus Income Portfolio,
    at value................................................    $ 200,872,482
  Fund Shares Sold..........................................        1,264,097
                                                                -------------
    Total assets............................................      202,136,579
                                                                -------------

LIABILITIES
  Dividends payable.........................................        1,078,910
  Fund Shares Redeemed......................................          101,312
  Accrued expenses and other liabilities....................          233,935
                                                                -------------
    Total liabilities.......................................        1,414,157
                                                                -------------
  Net assets................................................    $ 200,722,422
                                                                =============

NET ASSETS CONSIST OF:
  Paid-in Capital...........................................    $ 200,722,422
  Accumulated net realized gain from Investments,
    Futures Contracts, Foreign Currency
    and Forward Foreign Currency Transactions...............           22,785
  Net unrealized appreciation on Investments,
    Futures Contracts, Foreign Currency
    and Forward Foreign Currency Contracts..................        2,242,261
  Unrealized depreciation on Wrapper
    Agreements..............................................       (2,265,046)
                                                                -------------
      Total net assets......................................    $ 200,722,422
                                                                =============

CLASS "A" SHARES
  Capital shares outstanding................................       19,823,497
  Net assets................................................    $ 198,234,972
  Net asset value per share.................................    $       10.00
                                                                =============

  Offering price per share (net asset value
    divided by 96.5%).......................................    $       10.36
                                                                =============

CLASS "B" SHARES
  Capital shares outstanding................................           79,053
  Net assets................................................    $     790,533
  Net asset value per share.................................    $       10.00
                                                                =============

CLASS "C" SHARES
  Capital shares outstanding................................          169,692
  Net assets................................................    $   1,696,917
  Net asset value per share.................................    $       10.00
                                                                =============


                             See accompanying notes.
--------------------------------------------------------------------------------
                                        5

        SECURITY CAPITAL PRESERVATION FUND
        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Income net of expenses allocated
    from PreservationPlus Income Portfolio ...................................   $ 7,947,579

EXPENSES:
  Administration and management services fees ................................       318,943
  12b-1 distribution fees ....................................................       278,788
  Registration fees ..........................................................        65,712
  Reports to shareholders ....................................................         2,862
  Transfer Agent fees ........................................................        14,543
  Professional fees ..........................................................        27,932
  Trustee fees ...............................................................         5,883
  Other fees .................................................................         7,793
                                                                                 -----------
    Total expenses ...........................................................       722,456
                                                                                 -----------
      Net investment income ..................................................     7,225,123
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS AND WRAPPER AGREEMENT:
 Net realized gain/(loss) from:
    Investment Transactions ..................................................      (741,362)
    Foreign Currency Transactions ............................................        82,152
    Forward Foreign Currency Transactions ....................................       (77,891)
    Futures Transactions .....................................................       792,536
                                                                                 -----------
    Net realized gain ........................................................        55,435

  Net change in unrealized appreciation/depreciation on:
    Investments, Foreign Currency, Forward
    Foreign Currency Contracts and
    Futures Contracts ........................................................     2,572,170
    Wrapper Agreements .......................................................    (2,627,605)
                                                                                -----------
  Net Realized and Unrealized Gain (Loss) on
    Investments, Futures, Foreign Currencies, Forward
    Foreign Currency Contracts and
    Wrapper Agreements .......................................................             0
                                                                                 -----------
  Net increase in net assets from operations .................................    $7,225,123
                                                                                 ===========




                             See accompanying notes.
--------------------------------------------------------------------------------
                                        6

        SECURITY CAPITAL PRESERVATION FUND
        STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED     FOR THE PERIOD MAY 3, 1999(1)
                                                                        SEPTEMBER 30, 2000      THROUGH SEPTEMBER 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ............................................      $   7,225,123               $     425,376
  Net realized gain/(loss) from investment,
    futures, foreign currency and
    forward foreign currency transactions ..........................             55,435                     (32,650)
  Net change in unrealized appreciation/depreciation on
    investments, foreign currency, forward foreign
    currency contracts and futures contracts .......................          2,572,170                    (329,909)
  Net change in unrealized appreciation/depreciation on
    Wrapper Agreements .............................................         (2,627,605)                    362,559
                                                                          -------------               -------------
    Net increase in net assets resulting
        from operations ............................................          7,225,123                     425,376
                                                                          -------------               -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ........................................................         (7,162,049)                   (291,497)
    Class B ........................................................            (30,550)                    (65,870)
    Class C ........................................................            (32,524)                    (68,009)
                                                                          -------------               -------------
      Total distributions to shareholders ..........................         (7,225,123)                   (425,376)
                                                                          -------------               -------------

CAPITAL TRANSACTIONS IN SHARES
  OF BENEFICIAL INTEREST:
  Proceeds from sale of shares:
    Class A ........................................................        187,459,860                  25,126,081
    Class B ........................................................            456,680                   8,399,792
    Class C ........................................................          1,634,311                   8,333,343
  Dividends reinvested:
    Class A ........................................................          7,300,934                     154,171
    Class B ........................................................             35,126                      63,246
    Class C ........................................................             26,519                      65,690
  Cost of shares redeemed:
    Class A ........................................................        (21,786,532)                    (19,545)
    Class B ........................................................            (25,083)                 (8,139,228)
    Class C ........................................................           (157,943)                 (8,205,000)
                                                                          -------------               -------------

  Net increase in net assets from capital
    transactions in shares of beneficial interest ..................        174,943,872                  25,778,550
                                                                          -------------               -------------
  Net increase in net assets .......................................        174,943,872                  25,778,550

NET ASSETS:
  Beginning of period ..............................................         25,778,550                        --
                                                                          -------------               -------------
  End of period ....................................................      $ 200,722,422               $  25,778,550
                                                                          =============               =============

(1)Inception of Fund


                             See accompanying notes.
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                                        7

        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CAPITAL PRESERVATION FUND (CLASS A SHARES)

                                                                     FISCAL PERIOD ENDED
                                                                    ----------------------
                                                                    9-30-00    9-30-99 (a)
                                                                    -------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............................   $  10.00     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................................       0.65        0.22
DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income ..........................................      (0.65)      (0.22)
                                                                   --------     -------
NET ASSET VALUE END OF PERIOD ..................................   $  10.00     $ 10.00
                                                                   ========     =======

TOTAL INVESTMENT RETURN (b) ....................................       6.65%       2.24%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........................   $198,235     $25,261
Ratio of Net Investment Income
 to Average Net Assets .........................................       6.51%       6.16%
Ratio of Expenses to Average Net Assets (c) ....................       1.00%       1.26%
Ratio of Expenses to Average Net Assets
 Before Waivers (c) ............................................       1.64%       2.18%

SECURITY CAPITAL PRESERVATION FUND (CLASS B SHARES)
                                                                     FISCAL PERIOD ENDED
                                                                    ----------------------
                                                                    9-30-00    9-30-99 (a)
                                                                    -------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............................   $  10.00     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................................       0.60        0.20
DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income ..........................................      (0.60)      (0.20)
                                                                   --------     -------
NET ASSET VALUE END OF PERIOD ..................................   $  10.00     $ 10.00
                                                                   ========     =======

TOTAL INVESTMENT RETURN (B) ....................................       6.12%       2.03%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........................   $    790     $   324
Ratio of Net Investment Income
 to Average Net Assets .........................................       6.01%       5.27%
Ratio of Expenses to Average Net Assets (c) ....................       1.50%       1.89%
Ratio of Expenses to Average Net Assets
 Before Waivers (c) ............................................       2.14%       2.81%

SECURITY CAPITAL PRESERVATION FUND (CLASS C SHARES)
                                                                     FISCAL PERIOD ENDED
                                                                    ----------------------
                                                                    9-30-00    9-30-99 (a)
                                                                    -------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............................   $  10.00     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................................       0.62        0.21
DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income ..........................................      (0.62)      (0.21)
                                                                   --------     -------
NET ASSET VALUE END OF PERIOD ..................................   $  10.00     $ 10.00
                                                                   ========     =======

TOTAL INVESTMENT RETURN (B) ....................................       6.39%       2.12%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........................   $  1,697     $   194
Ratio of Net Investment Income
 to Average Net Assets .........................................       6.26%       5.51%
Ratio of Expenses to Average Net Assets (c) ....................       1.25%       1.64%
Ratio of Expenses to Average Net Assets
 Before Waivers (c) ............................................       1.89%       2.56%

(a) Security Capital Preservation Fund Class A, B and C Shares were initially capitalized on May 3, 1999, with a net asset value of $10 per share. Amounts presented are for the period May 3, 1999 through September 30, 1999. Percentage amounts, except for total return, have been annualized.
(b) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
(c) Ratio of expenses to average net assets include expenses of the PreservationPlus Income Portfolio.


                             See accompanying notes.
--------------------------------------------------------------------------------
                                        8

        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE I - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
  Security Capital Preservation Fund (the "Fund") seeks to provide investors with a high level of current income while seeking to maintain a stable net asset value ("NAV") per share. Security Income Fund is an open-end management investment company (mutual fund). The Fund is a separate series of Security Income Fund and currently offers three classes of shares (the "Shares"). The Shares are offered exclusively to retirement accounts such as tax-sheltered annuity custodial accounts ("TSA Accounts"), individual retirement accounts ("IRAs"), and to employees investing through participant-directed employee benefit plans. The Fund began operations on May 3, 1999. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. Class B and C shares are offered without a front- end sales charge but incur additional class-specific expenses. Redemptions of the shares within 5 years of acquisition for Class B shares and redemptions within 1 year of acquisition for Class C shares incur a contingent deferred sales charge.
  The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Investment Company Act of 1940 (the "Act"), as amended. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 2000, the Fund's investment was approximately 99.9% of the Portfolio.
  The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
B. VALUATION OF SECURITIES, SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Valuation of securities by the Portfolio is discussed in Note 1 of the
Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
  The Fund earns income, net of expenses, on its investment in the Portfolio. All of the net investment income and net realized and unrealized gains and losses (including Wrapper Agreements) of the Portfolio are allocated pro rata among the investors in the Portfolio on a daily basis.
  Security transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are computed on the basis of identified cost. The realized and unrealized gains and losses in the Statement of Operations represent the Fund's pro rata interest in the realized and unrealized gains and losses of the Portfolio, including the offsetting valuation change of the Wrapper Agreements.
C. DISTRIBUTIONS
  It is the Fund's policy to declare dividends daily and distribute dividends monthly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, will be made annually.
D. FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code and distribute all of its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.
E. OTHER
  Security Income Fund accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the funds are allocated among them on the basis of relative net assets. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
NOTE 2 - FEES AND TRANSACTIONS WITH AFFILIATES
  The Fund has entered into an Administration and Services Agreement with Security Management Company, LLC ("SMC"). Under this agreement, SMC provides administrative functions and transfer agency services. This agreement provides for the Fund to pay SMC an administration fee, accrued daily and paid monthly, equal to .09% per year of the average daily net assets of the Fund. SMC is paid an annual fixed charge per account as well as transaction fees for shareholder activity and dividend payments.
  Under a Sub-Accounting Agreement between SMC and Bankers Trust Company, Bankers Trust has agreed to provide certain accounting services to the Fund, including the daily calculation of the Fund's NAV. The Sub-Accounting Agreement provides for SMC to pay Bankers Trust a fee, equal to $14,000 per year.
  Pursuant to a separate Management Services Agreement, SMC also performs certain other services on behalf of the Fund. Under this Agreement, SMC provides, among other things, feeder fund management and administrative services to the Fund which include monitoring the performance of the Portfolio, coordinating the Fund's relationship with the Portfolio, communicating with the Fund's Board of Directors and shareholders regarding the Portfolio's performance and the Fund's two tier structure, and in general, assisting the Board of Directors of the Fund in all aspects of the administration and operation of the Fund. For

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


NOTE 2 - FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED) these services, the Fund pays SMC a fee at the annual rate of .20% of its average daily net assets, calculated daily and payable monthly.
  Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through January 31, 2010, to the extent necessary, to limit all expenses to .35% of the average daily net assets of the Portfolio. In addition, SMC has agreed to cap the annual expenses of the Fund at 1.50% of average daily net assets, exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and 12b-1 fees.
  The Fund has adopted Distribution Plans related to the offering of Class A, B and C shares pursuant to Rule 12b-1 of The Act. The Plans provide for payments at an annual rate of 0.25% of the average daily net assets of Class A shares, 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of Class C shares.
  Security Distributors, Inc. ("SDI") is national distributor for the Income Fund. For the period October 1, 1999 through September 30, 2000, SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions of Class B and Class C shares, after allowances to brokers and dealers in the amounts presented in the following table:

  SDI Underwriting      (Class A)         $380
  SDI CDSC              (Class C)         $106
  Broker/Dealer         (Class A)      $10,984
  Broker/Dealer         (Class B)      $12,663
  Broker/Dealer         (Class C)       $3,468

Certain officers and directors of the Fund are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

NOTE 3 - SHARES OF BENEFICIAL INTEREST
At September 30, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

Year Ended September 30, 2000

                 Shares             Shares          Shares     Increase (Decrease)
                  Sold            Reinvested       Redeemed           Shares
              -------------------------------------------------------------------
  Class A      18,745,986          730,093       (2,178,653)       17,297,426
  Class B          45,668            3,513           (2,509)           46,672
  Class C         163,431            2,652          (15,794)          150,289

Period ended May 3, 1999(*) through September 30, 1999
                 Shares             Shares          Shares     Increase (Decrease)
                  Sold            Reinvested       Redeemed           Shares
              -------------------------------------------------------------------
  Class A       2,512,608           15,417           (1,954)        2,526,071
  Class B         839,979            6,325         (813,923)           32,381
  Class C         833,334            6,569         (820,500)           19,403

* Commencement of operations.




--------------------------------------------------------------------------------
                                       10

        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To The Shareholders and Board of Directors
Security Income Fund - Security Capital Preservation Fund

We have audited the accompanying statement of assets and liabilities of Security Capital Preservation Fund (the "Fund") as of September 30, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 3, 1999 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital Preservation Fund at September 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 3, 1999 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
November 3, 2000




--------------------------------------------------------------------------------
                                       11

        SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    PreservationPlus Income Portfolio

                                                                          PRINCIPAL          MARKET
ASSET-BACKED SECURITIES                                                     AMOUNT           VALUE
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 9.3%
------------------------------
California Infrastructure PG&E,
   6.38%, 9/25/08 ...................................................   $  2,000,000    $  1,966,440
   6.42%, 9/25/08 ...................................................      2,000,000       1,966,390
Chase Funding Mortgage Loan,
   7.674%, 10/25/19 .................................................      3,000,000       3,024,180
Chemical Credit Card Master Trust,
   7.09%, 2/15/09....................................................      3,000,000       3,024,360
Copelco Capital Funding Corp.,
   7.12%, 8/18/03....................................................      3,000,000       3,014,055
Providian Master Trust,
   7.49%, 8/17/09 ...................................................      2,500,000       2,560,087
Residential Funding Mortgage
   Securities, 8.00%, 5/25/13 .......................................      3,000,000       3,019,995
                                                                                        ------------
   Total asset-backed securities
    (cost $18,220,672) .............................................................      18,575,507

CORPORATE DEBT - 40.7%
----------------------
FINANCIAL SERVICES - 18.1%
Abbey National PLC,
   6.69%, 10/17/05 ..................................................      1,000,000         982,711
ABN Amro Bank, NV,
   7.25%, 5/31/05 ...................................................      1,000,000       1,005,925
Allstate Corp.,
   7.20%, 12/1/09 ...................................................      1,000,000         972,080
American General Finance,
   5.875%, 12/15/05 .................................................      1,440,000       1,355,926
Aristar, Inc.,
   6.00%, 5/15/02 ...................................................      1,600,000       1,575,234
Associates Corp.,
   8.55%, 7/15/09 ...................................................      1,500,000       1,579,605
Avco Financial Services,
   6.00%, 8/15/02 ...................................................        425,000         417,035
Bank of Tokyo - Mitsubishi,
   8.40%, 4/15/10 ...................................................      1,000,000       1,017,345
BankBoston, 6.50%, 12/19/07 .........................................      1,000,000         951,701
Bear Stearns Company, Inc.,
   7.625%, 2/1/05 ...................................................      1,000,000       1,012,470
Bombardier Capital, Inc.,
   7.30%, 12/15/02 ..................................................      1,000,000         993,978
CIT Group, Inc.,
   7.125%, 10/15/04 .................................................      1,000,000         997,355
Citifinancial,
   6.50%, 8/1/04 ....................................................      1,000,000         981,051
CNA Financial,
   6.45%, 1/15/08 ...................................................      1,000,000         884,230
Deutsche Telekom International Finance,
   7.75%, 6/15/05 ...................................................      1,000,000       1,023,691
Everest Reins Holding, Co.,
   8.75%, 3/15/10 ...................................................      1,000,000       1,044,333
Ford Motor Credit Corp.,
   7.50%, 6/15/03 ...................................................      1,000,000       1,009,468
   7.375%, 10/28/09 .................................................      2,000,000       1,955,760
General Electric Capital Corp.,
   6.75%, 9/11/03 ...................................................      1,000,000       1,002,039
General Motors Acceptance
   Corp., 7.75%, 1/19/10 ............................................      2,000,000       2,022,820
Heller Financial Inc.,
   7.875%, 5/15/03 ..................................................      1,000,000       1,015,025
Household Finance Corporation,
   6.50%, 11/15/08 ..................................................      1,000,000         937,710
J.P. Morgan & Co., Inc.,
   6.00%, 1/15/09 ...................................................      1,000,000         920,038
Lehman Brothers Holdings,
   6.625%, 12/27/02 .................................................        950,000         943,040
   8.25%, 6/15/07 ...................................................        775,000         802,265
Merrill Lynch & Co.,
   6.64%, 9/19/02 ...................................................      1,000,000         997,314
Morgan Stanley Dean Witter,
   7.00%, 10/1/13 ...................................................      1,600,000       1,535,699
Paine Webber Group, Inc.,
   6.375%, 5/15/04 ..................................................      1,000,000         977,028
Santander Finance Issuance,
   6.80%, 7/15/05 ...................................................      1,500,000       1,466,496
Suntrust Banks, Inc.,
   7.75%, 5/1/10 ....................................................      1,000,000       1,024,672
Transamerica Finance Corp.,
   7.25%, 8/15/02 ...................................................      1,000,000       1,001,849
Wells Fargo & Co.,
   7.25%, 8/24/05 ...................................................      1,000,000       1,012,063
Westdeutsche Landesbank NY,
   6.05%, 1/15/09 ...................................................      1,000,000         913,927
                                                                                        ------------
                                                                                          36,331,883
                                                                                        ------------

INDUSTRIAL - 6.4%
Delphi Auto Systems Corp.,
   6.50%, 5/1/09 ....................................................      1,000,000         914,038
News America Holdings,
   8.50%, 2/15/05 ...................................................      1,000,000       1,043,724
Northrop-Grumman Corp.,
   7.00%, 3/1/06 ....................................................      1,000,000         975,052
Paramount Communications,
   7.50%, 1/15/02 ...................................................      1,000,000       1,003,538
Pepsi Bottling Holdings,
   5.625%, 2/17/09 ..................................................      1,000,000         894,216
Raytheon Co.(144a),
   7.90%, 3/1/03 ....................................................      1,000,000       1,016,893
Tele-Commun Inc.,
   9.25%, 4/15/02 ...................................................      1,000,000       1,033,361
Time Warner, Inc.,
   7.48%, 1/15/08 ...................................................      1,000,000         998,776

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       12

        SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    PreservationPlus Income Portfolio
           (continued)

                                                              PRINCIPAL        MARKET
CORPORATE DEBT(CONTINUED)                                      AMOUNT          VALUE
----------------------------------------------------------------------------------------
TYCO International Group,
   5.875%, 11/1/04 ......................................   $  1,000,000    $    955,097
Tyson Foods Inc.,
   6.75%, 6/1/05 ........................................      1,000,000         969,865
Union Pacific Corp.,
   7.25%, 11/1/08 .......................................      1,000,000         977,120
USX Corporation,
   9.375%, 2/15/12 ......................................      1,000,000       1,109,554
Viacom, Inc.,
   7.70%, 7/30/10 .......................................      1,000,000       1,020,291
                                                                            ------------
                                                                              12,911,525
                                                                            ------------
UTILITIES - 4.9%
AT&T Corp.,
   6.50%, 3/15/29 .......................................      1,000,000         832,165
Clear Channel Communications,
   7.25%, 9/15/03 .......................................      1,000,000       1,001,834
Coastal Corp,
   7.75%, 6/15/10 .......................................      1,000,000       1,014,905
Conoco Inc.,
   6.35%, 4/15/09 .......................................      1,000,000         947,877
Dynegy Holdings, Inc.,
   8.125%, 3/15/05 ......................................      1,000,000       1,025,802
GTE California, Inc.,
   5.50%, 1/15/09 .......................................      1,000,000         882,915
MCI Worldcom, Inc.,
   6.95%, 8/15/06 .......................................      1,000,000         984,894
Nigara Mohawk Power,
   7.75%, 10/1/08 .......................................      1,000,000       1,005,649
Southern Carolina Electric & Gas,
   7.50%, 6/15/05 .......................................      1,000,000       1,016,676
Tosco Corp.,
   7.625%, 5/15/06 ......................................      1,250,000       1,257,296
                                                                            ------------
                                                                               9,970,013
                                                                            ------------
OTHER - 11.3%
Atlantic Richfield Bpa,
   10.875%, 7/15/05 .....................................      1,000,000       1,167,770
Compaq Computer,
   7.45%, 8/1/02 ........................................      1,000,000       1,003,899
Cox Communication, Inc.,
   7.50%, 8/15/04 .......................................      1,000,000       1,008,591
DaimlerChrysler NA Holdings:
   6.59%, 6/18/02 .......................................      1,000,000         999,424
   7.125%, 4/10/03 ......................................      1,000,000       1,002,518
Deere & Co.,
   7.85%, 5/15/10 .......................................      1,000,000       1,018,241
Delta Air Lines, 7.90%, 12/15/09 ........................      1,000,000         957,431
Duke Capital Corp.,
   7.50%, 10/1/09 .......................................      1,000,000       1,002,585
Federated Department Stores,
   6.90%, 4/1/29 ........................................      1,000,000         783,027
Goodyear Tire & Rubber,
   8.50%, 3/15/07 .......................................      1,000,000       1,028,577
Hertz Corp.,
   7.00%, 7/1/04 ........................................        850,000         839,834
Kroger Co.,
   7.45%, 3/1/08 ........................................      1,000,000         967,269
Lockheed Martin Corporation,
   7.25%, 5/15/06 .......................................      1,137,000       1,126,196
Marriot International,
   6.875%, 11/15/05 .....................................      1,000,000         966,446
Occidental Petroleum,
   7.375%, 11/15/08 .....................................      1,000,000         987,262
Phillips Petro,
   8.50%, 5/25/05 .......................................      1,000,000       1,056,080
PP&L Capital Funding, Inc.,
   8.375%, 6/15/07 ......................................      1,000,000       1,007,045
Seagrams & Sons,
   6.25%, 12/15/01 ......................................      1,000,000         988,951
Sears Roebuck Acceptance,
   6.00%, 3/20/03 .......................................      1,000,000         971,635
Sprint Capital Corp.,
   6.875%, 11/15/28 .....................................      1,000,000         853,295
TRW, Inc., 6.50%, 6/1/02 ................................      1,000,000         984,271
Vodafone Airtouch PLC,
   7.75%, 2/15/10 .......................................      1,000,000       1,019,210
Wal-Mart Stores,
   6.875%, 8/10/09 ......................................      1,000,000         987,450
                                                                             -----------
                                                                             (22,727,007)
                                                                             -----------
   Total corporate debt (cost $80,879,930) ................................  (81,940,428)
                                                                             -----------

FOREIGN DEBT- 2.2%
Celulosa Arauco y Constitu,
   6.75%, 12/15/03 ......................................      1,000,000         962,445
Corp Andina de Fomento,
   7.75%, 3/1/04 ........................................      1,000,000       1,007,887
Hanson Overseas B.V.,
   7.375%, 1/15/03 ......................................      1,000,000       1,003,481
HSBC Holding PLC,
   7.50%, 7/15/09 .......................................      1,000,000         995,530
Koninklijke Kpn NV (144a),
   7.50%, 10/1/05 .......................................        500,000         502,250
                                                                             -----------
   Total foreign debt (cost $4,448,865) ...................................    4,471,593
                                                                             -----------

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       13

        SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    PreservationPlus Income Portfolio
              (continued)

COLLATERALIZED MORTGAGE                                       PRINCIPAL        MARKET
OBLIGATIONS                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.5%
-------------------------------------------
Bank of America Mortgage Securities,
   5.90%, 4/25/29 ........................................   $  3,000,000    $  2,873,220

Bear Stearns Commercial
   Mortgage Securities:
   7.64%, 2/15/09 ........................................        112,485         115,611
   7.78%, 2/15/10 ........................................      2,000,000       2,079,858
   7.11%, 1/15/32 ........................................      1,000,000       1,002,500
Chase Mortgage Finance Corp.,
   6.75%, 8/25/29 ........................................      3,000,000       2,898,060
Citigroup Mortgage Securities, Inc.,
   6.50%, 7/25/28 ........................................      3,000,000       2,899,998
First Union, Lehman Brothers Bank
   of America,
   6.28%, 6/18/07 ........................................        348,659         341,738
First Union National Bank
   Commercial Mortgage,
   7.184%, 9/15/08 .......................................      1,176,612       1,187,697
GE Capital Mortgage Services, Inc.,
   6.00%, 7/25/29 ........................................        885,267         846,276
LB-UBS Commercial Mortgage Trust,
   7.95%, 7/15/09 ........................................      2,483,604       2,593,794
LB Comm Conduit Mortgage Trust,
   6.41%, 8/15/07 ........................................      2,938,963       2,882,878
Morgan Stanley Capital, Inc.,
   6.76%, 11/15/08 .......................................      2,589,508       2,561,515
Vendee Mortgage Trust,
   7.50%, 8/15/17 ........................................        134,958         135,133
PNC Mortgage Acceptance Corp.,
   7.52%, 7/15/08 ........................................      1,974,920       2,015,935
Residential Funding Mortgage Securities:
   6.75%, 4/25/29 ........................................        890,490         856,683
   7.10%, 12/25/29 .......................................      3,000,000       2,936,790
Norwest Asset Securities Corp.,
   6.75%, 8/25/29 ........................................        949,991         929,457
                                                                               ----------
   Total Collateralized Mortgage
    Obligations (cost $28,608,339) ........................................    29,157,143
                                                                               ----------

MORTGAGE BACKED SECURITIES - 16.2%
----------------------------------
FGLMC GOLD,
   7.50%, 10/1/24 ........................................      4,530,948       4,557,834
FHLMC GOLD,
   8.00%, 3/1/27 .........................................        883,167         897,848
FNCL,
   8.00%, 5/1/25 .........................................      3,957,620       4,012,531
   8.00%, 9/1/26 .........................................      2,198,135       2,228,634
   7.50%, 7/1/27 .........................................      2,048,096       2,045,151
   7.50%, 9/1/27 .........................................      5,497,106       5,489,201
   8.00%, 9/1/27 .........................................      5,502,180       5,578,523
   6.50%, 9/1/28 .........................................        953,664         916,706


                                                                PRINCIPAL
                                                                 AMOUNT
MORTGAGE BACKED                                                 OR NUMBER          MARKET
SECURITIES (CONTINUED)                                          OF SHARES          VALUE
-------------------------------------------------------------------------------------------
   6.50%, 10/1/28 ........................................   $     991,535    $     953,110
   6.50%, 12/1/28 ........................................         950,530          913,694
FNMA, 7.369%, 1/17/13 ....................................       4,881,987        4,985,180
                                                                              -------------
   Total mortgage backed securities
    (cost $32,397,584) ...................................                       32,578,412
                                                                              -------------

U.S. TREASURY SECURITY - 0.2%
-----------------------------
U.S. Treasury Note,
   5.25%, 5/15/04
    (cost $431,613) ......................................         440,000          430,513
                                                                              -------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.5%
-------------------------------------------
FHLB, 6.875%, 7/18/02 ....................................       1,000,000        1,006,398
FHLMC, 6.25%, 7/15/04 ....................................       4,000,000        3,961,912
                                                                              -------------
   Total U.S. government &
     agency obligations (cost $4,895,298) ..................................      4,968,310
                                                                              -------------

SHORT-TERM INSTRUMENTS - 14.4%
------------------------------
U.S. TREASURY BILLS - 0.8%
U.S. Treasury Bill,
   5.945%, 10/19/00 ......................................       1,675,000        1,670,436

INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES -
   MUTUAL FUNDS - 13.6%
Cash Management Institutional, ...........................      27,349,793       27,349,793
                                                                              -------------
   Total short-term instruments
    (cost $29,020,351) .....................................................     29,020,229
                                                                              -------------
   Total investments
    (cost $198,902,652) - 100.0% ...........................................    201,142,135
                                                                              -------------
WRAPPER AGREEMENTS(*)
Bank of America NT&SA .....................................................        (289,672)
Caisse Des Depots et Consignation .........................................        (932,194)
TransAmerica Life Insurance
   & Annuity Company ......................................................        (430,302)
                                                                              -------------
   Total Wrapper Agreements - (0.9%) ......................................      (1,652,168)
                                                                              -------------
   Other assets in excess of liabilities - 0.9% ...........................       1,660,506
                                                                              -------------
   (Net assets - 100.0% ...................................................   $ 201,150,473
                                                                              =============


(*)Wrapper Agreements - Each Wrapper Agreement obligates the wrapper provider to maintain the book value of a portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.

The following abbreviations are used in portfolio descriptions:
FGLMC - Federal Government Loan Mortgage Company
FHLMC - Federal Home Loan Mortgage Corporation
FNCL - Federal National Mortgage Association Class Loan
FNMA - Federal National Mortgage Association


                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRESERVATIONPLUS INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES September 30, 2000
-----------------------------------------------------------------------------------------------
ASSETS
  Investment in Unaffiliated Issuers at Value (Cost $171,552,859) ..............   $173,792,342
  Investment in Affiliated Investment Company, at Value (Cost $27,349,793) .....     27,349,793
  Interest Receivable(1) .......................................................      2,362,139
  Cash .........................................................................        834,702
  Unrealized Appreciation on Forward Foreign Currency Contracts ................        101,634
  Prepaid Expenses and Other ...................................................         71,734
  Due from Bankers Trust .......................................................        136,657
                                                                                   ------------
Total Assets ...................................................................    204,649,001
                                                                                   ------------
LIABILITIES
  Payable for Securities Purchased .............................................      1,504,494
  Wrapper Agreements ...........................................................      1,652,168
  Variation Margin Payable on Futures Transactions .............................        244,836
  Accrued Expenses and Other ...................................................         97,030
                                                                                   ------------
Total Liabilities ..............................................................      3,498,528
                                                                                   ------------
NET ASSETS .....................................................................   $201,150,473
                                                                                   ============


(1)Includes $142,450 from the Portfolio's investment in Cash Management Institutional.


STATEMENT OF OPERATIONS For the Year Ended September 30, 2000
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest Income ...........................................................................   $ 7,781,365
  Credited Rate Interest ....................................................................       567,056
                                                                                                -----------
Total Investment Income .....................................................................     8,348,421
                                                                                                -----------
EXPENSES:
  Advisory Fees .............................................................................       721,834
  Wrapper Fees ..............................................................................       221,268
  Professional Fees .........................................................................        55,476
  Administration and Service Fees ...........................................................        55,317
  Trustees Fees .............................................................................         3,261
  Miscellaneous .............................................................................        16,187
                                                                                                -----------
Total Expenses ..............................................................................     1,073,343
Less: Fee Waivers or Expense Reimbursements .................................................      (687,148)
                                                                                                -----------
    Net Expenses ............................................................................       386,195
                                                                                                -----------
NET INVESTMENT INCOME .......................................................................     7,962,226
                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
  FORWARD FOREIGN CURRENCY TRANSACTIONS, FUTURES AND WRAPPER AGREEMENTS
    Net Realized Gain (Loss) from:
      Investment Transactions ...............................................................      (742,746)
      Foreign Currency Transactions .........................................................        82,319
      Forward Foreign Currency Transactions .................................................       (78,093)
      Futures Transactions ..................................................................       793,273
    Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency,
      Forward Foreign Currency and Futures Transactions .....................................     2,575,837
    Net Change in Unrealized Appreciation/Depreciation on Wrapper Agreements ................    (2,630,590)
                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
  FORWARD FOREIGN CURRENCY TRANSACTIONS, FUTURES AND WRAPPER AGREEMENTS .....................          --
                                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................................   $ 7,962,226
                                                                                                ===========



                       See notes to financial statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRESERVATIONPLUS INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   For the Period
                                                                                For the            December 23, 1998(1)
                                                                               year ended               through
                                                                            September 30, 2000      September 30, 1999
                                                                            ------------------      ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net Investment Income .................................................   $   7,962,226            $     597,975
  Net Realized Gain (Loss) from Investment, Foreign Currency,
    Forward Foreign Currency and Futures Transactions ...................          54,753                  (32,820)
  Net Change in Unrealized Appreciation/Depreciation on Investments,
    Foreign Currencies, Forward Foreign Currencies and
    Futures .............................................................       2,575,837                 (329,564)
  Net Unrealized Appreciation/Depreciation on Wrapper Agreements ........      (2,630,590)                 362,384
                                                                            -------------            -------------
Net Increase in Net Assets from Operations ..............................       7,962,226                  597,975
                                                                            -------------            -------------
CAPITAL TRANSACTIONS
  Proceeds from Capital Invested ........................................     186,286,635               44,761,026
  Value of Capital Withdrawn ............................................     (19,193,385)             (19,264,004)
                                                                            -------------            -------------
Net Increase in Net Assets from Capital Transactions ....................     167,093,250               25,497,022
                                                                            -------------            -------------
TOTAL INCREASE IN NET ASSETS ............................................     175,055,476               26,094,997
NET ASSETS
  Beginning of Period ...................................................      26,094,997                     --
                                                                            -------------            -------------
  End of Period .........................................................   $ 201,150,473            $  26,094,997
                                                                            =============            =============

(1) Commencement of operations


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the PreservationPlus Income Portfolio.


                                                                       For the Period
                                                 For the            December 23, 1998(1)
                                                year ended               through
                                             September 30, 2000      September 30, 1999
                                             ------------------      ------------------
SUPPLEMENTAL DATA AND RATIOS
Net Assets, End of Period (000s omitted)      $   201,150              $   26,095
Ratios to Average Net Assets
  Net Investment Income ................             7.33%                   6.47%(2)
  Expenses After Waivers ...............             0.35%                   0.49%(2)
  Expenses Before Waivers ..............             0.99%                   1.41%(2)
Portfolio Turnover Rate ................                0%(3)                 149%



(1) Commencement of operations.
(2) Annualized.
(3) Less than 1%.



                       See notes to financial statements
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
PRESERVATIONPLUS INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
NOTE 1 -- ORGANIZATION AND SIGNIFICANT
            ACCOUNTING POLICIES


A. ORGANIZATION
The BT Investment Portfolios (the "Portfolio Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio Trust was organized as an unincorporated trust under the laws of New York. The PreservationPlus Income Portfolio (the "Portfolio"), one of the series of the Portfolio Trust, was organized and began operations on December 23, 1998. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities are normally valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued by Bankers Trust Company pursuant to procedures adopted by the Portfolio's Board of Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus the crediting rate adjustment) on the applicable covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis. The credited rate interest represents the actual interest earned on covered assets under the Portfolio's Wrapper Agreements (the "agreements") plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of covered assets under the agreements.

All of the net investment income and net realized and unrealized gains and losses (including the Wrapper Agreements) of the Portfolio are allocated pro rata to the investors in the Portfolio on a daily basis.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into "TBA" (to be announced) commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Securities" above.

E. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.
Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

----------------------------------------------------------------------------
PRESERVATIONPLUS INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .70% of the Portfolio's average daily net assets, less advisor fees paid for the pro rata amount due to investment in Cash Management Institutional.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through January 31, 2010, to the extent necessary, to limit all expenses to .35% of the average daily net assets of the Portfolio.

The Portfolio may invest in Cash Management Institutional ("Cash Management"), an open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended September 30, 2000 amounted to $1,146,506, and are included in interest income.

At September 30, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the Portfolio under the credit facility for the year ended September 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF
          INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2000, were $151,662,183 and $250,000, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2000, was $198,902,652. The aggregate gross unrealized appreciation was $2,624,555, and the aggregate gross unrealized depreciation for all investments was $385,072 as of September 30, 2000.

NOTE 4 -- WRAPPER AGREEMENTS

The Portfolio will enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrapper Providers") that are rated, at the time of purchase, in one of the top two long-term rating categories by Moody's or S&P. A wrapper agreement is a derivative instrument that is designed to protect the portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

A default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders.


----------------------------------------------------------------------------

----------------------------------------------------------------------------
PRESERVATIONPLUS INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------

NOTE 5 -- FUTURES CONTRACTS
As of September 30, 2000, the Portfolio had the following obligations under these financial instruments.




                                                                                                     UNREALIZED
                                                                                                     APPRECIATION
TYPES OF FUTURES                               EXPIRATION          CONTRACTS POSITION  MARKET VALUE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
S&P/Toronto Stock Exchange 60 Index Futures    December 18, 2000       85    Long    $ 7,057,713    $(350,508)
SPI Futures                                    January 2, 2000         58    Long      2,610,019      (23,573)
U.S. 10 Year Note Futures                      December 20, 2000       32    Long      3,207,000         4,856
Euro Bond Futures                              December 8, 2000        20    Long      1,857,700         3,898
CAC 40 10 Euro Index Futures                   November 1, 2000        20    Long      1,110,121      (62,638)
Long Gilt Futures                              December 28, 2000        8    Long      1,338,039         6,620
DAX Index Futures                              December 18, 2000        4    Long        606,355      (31,112)
Topix Index Futures                            December 8, 2000        (3)   Short      (408,220)        3,712
S&P 500 Index Futures                          December 15, 2000      (16)   Short    (5,814,800)      246,104
FTSE 100 Index Futures                         December 18, 2000      (25)   Short    (2,346,692)      102,366
Australian 10 Year Bond Futures                December 18, 2000      (41)   Short    (3,171,966)       23,057
Canadian 10 Year Bond Futures                  December 29, 2000      (99)   Short    (6,689,083)      (22,241)
------------------------------------------------------------------------------------------------------------------
                                                                                            Total   $  (99,459)
------------------------------------------------------------------------------------------------------------------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "market value" presented above represents the Portfolio's total exposure in such contracts at September 30, 2000, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS
As of September 30, 2000, the Portfolio had the following open forward foreign currency contracts:


                                                                                                   UNREALIZED
                                                                                                  APPRECIATION
CONTRACTS                                IN EXCHANGE FOR      SETTLEMENT DATE   VALUE (U.S.$) (DEPRECIATION) (U.S.$)
-------------------------------------------------------------------------------------------------------------------
CONTRACTS TO DELIVER
-------------------------------------------------------------------------------------------------------------------
Australian Dollar       1,170,000   U.S. Dollars   $   661,202   10/6/2000         $ 633,619   $    27,583
British Pound             584,000   U.S. Dollars       845,801   10/6/2000           863,444       (17,643)
Canadian Dollar         7,419,000   U.S. Dollars     5,008,946   10/5/2000         4,930,770        78,176
Japanese Yen            5,487,000   U.S. Dollars       337,409   10/6/2000           328,401         9,008
-------------------------------------------------------------------------------------------------------------------
                                                                                       Total   $    97,124
-------------------------------------------------------------------------------------------------------------------

CONTRACTS TO RECEIVE
-------------------------------------------------------------------------------------------------------------------
Euro                    2,408,000   U.S. Dollars    $2,120,365   10/6/2000        $2,124,875   $     4,510
-------------------------------------------------------------------------------------------------------------------
                                                                                        Total        4,510
-------------------------------------------------------------------------------------------------------------------
                                                                Total Unrealized Appreciation     $101,634
-------------------------------------------------------------------------------------------------------------------

NOTE 7 -- PORTFOLIO NAME CHANGE
On January 31, 2000, the Portfolio changed its name from BT PreservationPlus Income Portfolio to PreservationPlus Income Portfolio.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRESERVATIONPLUS INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees
BT Investment Portfolios - PreservationPlus Income Portfolio

We have audited the accompanying statement of assets and liabilities of PreservationPlus Income Portfolio (the "Portfolio") as of September 30, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Portfolio's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Portfolio at September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 3, 2000

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

THE SECURITY GROUP OF
MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
   - Equity Series
   - Global Series
   - Total Return Series
   - Social Awareness Series
   - Value Series
   - Small Company Series
   - Enhanced Index Series
   - International Series
   - Select 25 Series
   - Large Cap Growth Series
   - Technology Series
Security Ultra Fund
Security Income Fund
   - Diversified Income Series
   - High Yield Series
   - Capital Preservation Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

----------------------------------
[LOGO] SECURITY DISTRIBUTORS, INC.
----------------------------------
700 SW Harrison St.
Topeka, KS 66636-0001

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Steven M. Bowser, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

SDI 803 (R9-00)
46-08031-00